Other Noncurrent Assets (Details) - Schedule of other noncurrent assets - USD ($)		Mar. 31, 2023	Mar. 31, 2022
Schedule Of Other Noncurrent Assets Abstract
Forest land use rights	[1]	$ 691,537	$ 770,057
Others		98,519	52,893
Total		$ 790,056	$ 822,950

[1]	The prepayment for lease of forest land use rights is made to a local government in connection with an operating land lease agreement. The land is currently used to cultivate Ginkgo trees. The forest rights certificate from the local village extends the life of the lease to January 31, 2060.